SUPPLEMENT DATED JANUARY 31, 2012
TO THE STATEMENT OF ADDITIONAL INFORMATION FOR THE
FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C
FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D
INDIVIDUAL VARIABLE ANNUITY CONTRACTS
OFFERED BY
FIRST INVESTORS LIFE INSURANCE COMPANY
DATED MAY 1, 2011

The second paragraph under the heading “Services” on page 4 of the Statement of Additional Information  is deleted in its entirety and replaced with the following:

Independent Registered Public Accounting Firm.  KPMG LLP, 345 Park Avenue, New York, NY 10154, has been selected as the independent registered public accounting firm for Separate Account C and Separate Account D.  First Investors Life pays KPMG LLP a fee for serving as the independent registered public accounting firm for each Separate Account, which is set by the Audit Committee of the Board of Directors of First Investors Life.

C+DSAI 1-12